Exhibit 10.1

JOINT VENTURE AGREEMENT

THIS AGREEMENT dated the 2nd day of September, 2003

BETWEEN:

RBM FINANCIAL INC., of #200 – 1880 Government Street, Penticton, British Columbia, Canada V2A 7J1. (Herein called “RBM”)
OF THE FIRST PART

AND:	TWENTYTEN INVESTMENTS CORP., of #587, 1917 West Fourth Avenue, Vancouver, British Columbia, Canada V6J 1M7 (Herein called “TWENTYTEN”)
OF THE SECOND PART

AND:	SNOCONE SYSTEMS INC., of Suite 440 – 1555 East Flamingo Road, Las Vegas, Nevada USA 89119. (Herein called the “SNOCONE”)
OF THE THIRD PART

WHEREAS:

A. RBM, TWENTYTEN and SNOCONE are desirous of entering a Joint Venture Agreement in relation to the provision of programming, marketing and business concept expertise as further described herein.

     NOW THEREFORE WITNESSETH THAT in consideration of the promises and the covenants, agreements, representations, warranties and payments hereinafter contained, the parties hereto covenant and agree as follows:

1.00 BUSINESS CONCEPT EXPERTISE

1.01 RBM and TWENTYTEN will evaluate, improve, and complete the assets of SNOCONE. RBM and TWENTYTEN will market and/or find customers for the assets of SNOCONE.

1.02 RBM and TWENTYTEN will further search for, recommend and advise SNOCONE on the acquisition of further technology, complementary to the current business direction and assets of Snocone.

1.03 In consideration for the services provided by RBM and TWENTYTEN to SNOCONE, RBM and TWENTYTEN will be paid a total of One Hundred Thousand ($ 100,000.00) United States Dollars.

2.00 TERM

2.01 The term of this Agreement shall be for a period of One (1) year from the execution date of this Agreement.

3.00 CO-OPERATION

3.01 The parties hereto covenant and agree that they will co-operate fully with one another in a timely manner and provide the required information and materials that may be reasonably required to fulfill their mutual needs and interests.

4.00 INDEMNIFICATION

4.01 Each party hereto shall indemnify and save harmless the other from and against any and all indebtedness, liability or other legal obligations, contractual or otherwise arising prior to, during or after the currency of this Agreement, except as may be mutually agreed upon in writing from time to time.

5.00 TIME OF THE ESSENCE

5.01 Time shall be of the essence of this Agreement.

6.00 APPLICABLE LAW

6.01 This Agreement shall be governed by and interpreted in accordance with the laws of the State of Nevada.

7.00 SUCCESSOR AND ASSIGNS

7.01 This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

8.00 SEVERABILITY

8.01 Should any part of this Agreement be declared or held invalid for any reason, such validity shall not affect the validity of the remainder which shall continue in full force and effect and be construed as if this Agreement had been executed without the invalid portion and it is hereby declared that the intention of the parties hereto that this agreement should have been executed without reference to any portion which may, for any reason, he hereafter declared or held invalid.

9.00 EXECUTION OF AGREEMENT

9.01 This Agreement may be executed in several parts in the same form and such parts as so executed shall together form one original agreement, and such parts, if more than one, shall be read together and construed as if all the signing parties hereto had executed one copy of this Agreement.

9.02 This Agreement may be executed by fax provided that the party signs before a witness and when so executed by fax shall be deemed to be an original document in full force and effect.

10.00 CURRENCY

10.01 Unless otherwise agreed, all payment to be made under this agreement shall be made in lawful currency of the United States.

11.00 CAPTIONS

11.01 The Captions appearing in this Agreement are inserted for convenience of reference only and shall not affect the interpretations of this Agreement.

     IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

THE CORPORATE SEAL OF	)	THE CORPORATE SEAL OF	)
RBM FINANCIAL INC.	)	TWENTYTEN INVESTMENTS	)
is hereby affixed by	)	CORP. is hereby affixed by	)
))
))
/s/ Rob Clark	)	/s/ Rob Payne	)

Authorized Signature: Rob Clark		Authorized Signature: Rob Payne

THE CORPORATE SEAL OF	)
Snocone Systems Inc.	)
was hereto affixed the presence of	)
)
)
/s/ Kevin Day	)

Authorized Signature: Kevin Day